EXHIBIT 10.33

                              AMENDMENT AND WAIVER

          AMENDMENT AND WAIVER, dated as of August 12, 1998 (this "AMENDMENT AND WAIVER"), to the Second Amended and Restated Credit Agreement, dated as of June 18, 1998 (as heretofore amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among RECOTON CORPORATION, a New York corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").


                             W I T N E S S E T H :

          WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend or waive certain provisions of the Credit Agreement, and the Lenders and the Administrative Agent have agreed to such amendments and waivers upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

          1. DEFINITIONS. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

          2. AMENDMENT OF CERTAIN PROVISIONS OF SECTION 7.1 OF THE CREDIT AGREEMENT. Subsection 7.1(a) of the Credit Agreement is hereby amended effective as of June 30, 1998 by deleting therefrom:

            "March 31, 1998 through December 30, 1998          0.80 to 1.00";

and inserting in lieu thereof:

            "March 31, 1998 through June 29, 1998              0.80 to 1.00
             June 30, 1998 through December 30, 1998           0.62 to 1.00".

          3. WAIVER OF CERTAIN PROVISIONS OF SECTION 7.2 OF THE CREDIT AGREEMENT. Section 7.2 of the Credit Agreement is hereby waived to the extent, and only to the extent, that the Borrower may not be in compliance therewith due to the issuance and sale of Senior Notes (as defined in the Credit Agreement); PROVIDED that any such Senior Notes shall be issued and sold (a) after the date hereof and prior to September 30, 1998 and (b) in a principal amount not to exceed $25,000,000.

          4. WAIVER OF CERTAIN PROVISIONS OF SECTION 7.4 OF THE CREDIT AGREEMENT. Section 7.4 of the Credit Agreement is hereby waived to the extent, and only to the extent, that the Borrower may not be in compliance therewith due to the guarantee by Subsidiaries of the Borrower of up to $25,000,000 in newly issued and sold Senior Notes; PROVIDED that any such Senior Notes shall be issued and sold (a) after the date hereof and prior to September 30, 1998 and
(b) in a principal amount not to exceed $25,000,000.

          5. APPLICABLE MARGIN; COMMITMENT FEE RATE. (a) Notwithstanding the definition of Applicable Margin set forth in subsection 1.1 of the Credit Agreement, for the period commencing on the most recent Adjustment Date to have occurred prior to the date hereof and ending on the second Adjustment Date following the date hereof, the Applicable Margin shall equal (i) with respect to ABR Loans, 0.50% per annum and (ii) with respect to Eurodollar Loans, 2.75% per annum.

          (b) Notwithstanding the definition of Commitment Fee Rate set forth in subsection 1.1 of the Credit Agreement, for the period commencing on the most recent Adjustment Date to have occurred prior to the date hereof and ending on the second Adjustment Date following the date hereof, the Commitment Fee Rate shall equal 0.50% per annum.

          6. EFFECTIVENESS. This Amendment and Waiver shall become effective on the condition that (a) the Borrower shall have delivered to the Administrative Agent duly executed copies of this Amendment and Waiver, which copies shall include the acknowledgement and consent of the Guarantors, (b) the Administrative Agent shall have received duly executed copies of this Amendment and Waiver from the Required Lenders and (c) to the extent there is any violation of the covenants contained in the Note Purchase Agreement, dated as of January 6, 1997, between the Borrower and the banks and other financial institutions parties thereto, the Administrative Agent shall have received a copy of a waiver (in form and substance reasonably satisfactory to the Administrative Agent) waiving any violations of such covenants.

          7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement (except those which expressly speak as of a certain date) will be, after giving effect to this Amendment and Waiver, true and correct in all material respects, as if made on and as of the date hereof.

          8. LIMITED WAIVER. Except as expressly waived hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect in accordance with the provisions thereof. This Amendment and Waiver shall not be deemed to be a waiver of, or consent to, any other term or condition of the Credit Agreement or the other Loan Documents or to prejudice any other right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          9. FEES, COSTS AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for any fees that may be payable in connection with this Amendment and Waiver and all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of its counsel.

          10. COUNTERPARTS. This Amendment and Waiver may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment and Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          11. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed and delivered by their respective duly authorized officers.


                                         RECOTON CORPORATION


                                         By: /s/ Stuart Mont
                                             ----------------------
                                         (Signature)

                                         Name: Stuart Mont
                                                -------------------
                                         (Print)

                                         Title: Executive Vice President-
                                                  Operations & COO
                                         (Print)



                                         THE CHASE MANHATTAN BANK,
                                         as Administrative Agent and as a Lender

                                         By:  /s/ Joseph Maltese
                                             --------------------------
                                         (Signature)

                                         Name:  Joseph Maltese
                                             --------------------------
                                         (Print)

                                         Title:  Vice President
                                         (Print)



                                         SUNTRUST BANK, CENTRAL FLORIDA,
                                         NATIONAL ASSOCIATION, as a Lender

                                         By: /s/ William C. Barr, III
                                             ----------------------------
                                         (Signature)

                                         Name:  William C. Barr, III
                                             -----------------------------
                                         (Print)

                                         Title:  First Vice President
                                         (Print)



                                         HARRIS TRUST AND SAVINGS BANK,
                                         as a Lender

                                         By:
                                         (Signature)

                                         Name:
                                         (Print)

                                         Title:
                                         (Print)



                                         MARINE MIDLAND BANK,
                                         as a Lender

                                         By: /s/ Roger Coleman
                                             -----------------------------
                                         (Signature)

                                         Name:  Roger Coleman
                                             -----------------------------
                                         (Print)  Vice President

                                         Title:
                                         (Print)



                                         FIRST UNION NATIONAL BANK,
                                         as a Lender

                                         By: /s/ Todd A. Smith
                                             -----------------------------
                                         (Signature)

                                         Name:  Todd A. Smith
                                         (Print)

                                         Title:  Vice President
                                         (Print)

          THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE FOREGOING AMENDMENT AND WAIVER AS OF THE DATE HEREOF:



                             Christie Design Corporation, a Delaware corporation InterAct Accessories, Inc., a Delaware corporation Recoton Audio Corporation, a Delaware corporation ReCone, Inc., a Delaware corporation
                             Recoton Home Audio, Inc., a California corporation Recoton Japan, Inc., an Illinois corporation Recoton International Holdings, Inc., a Delaware corporation
                             Recoton European Holdings, Inc., a Delaware
                               corporation
                             AAMP of Florida, Inc., a Florida corporation

                             By:/s/ Stuart Mont
                                ---------------------------------------------
                                Name:   Stuart Mont
                                Title:  Vice President


                             Recoton German Holdings GmbH, a German corporation Mac Audio Electronic GmbH, a German corporation Magnat Audio-Produkte GmbH, a German corporation Heco Audio-Produkte GmbH, a German corporation Arcona s.r.l., an Italian corporation
                             Recoton Italia s.r.l., an Italian corporation

                             By:/s/Jeremy Mermagen
                                ---------------------------------------------
                                Name:    Jeremy Mermagen
                                Title:   Director


                             Recoton Canada Ltd., a Canadian corporation


                             By: /s/ Stuart Mont
                                 --------------------------------------------
                                Name:   Stuart Mont
                                Title:  President


                             Recoton (Far East) Limited, a Hong Kong corporation STD Holding Limited, a Hong Kong corporation
                             STD Electronic International Limited, a Hong Kong
                               corporation
                             STD Manufacturing Limited, a Hong Kong corporation STD Plastic Industrial Limited, a Hong Kong corporation
                             STD Trading Limited, a Hong Kong corporation
                             Peak Hero Limited, a Hong Kong corporation
                             Ever Smart Management Limited, a Hong Kong corporation


                             By: /s/  Robert Borchardt
                                ----------------------------------------------
                                Name:    Robert Borchardt
                                Title:   Director